1 MEMBERSHIP INTEREST REDEMPTION AGREEMENT THIS MEMBERSHIP INTEREST REDEMPTION AGREEMENT (“Agreement”) is made as of May 6, 2025, effective as January 31, 2025, by and between RED TRAIL ENERGY, LLC, a North Dakota limited liability company (“Seller”), and RENEWABLE PRODUCTS MARKETING GROUP, LLC, a Minnesota limited liability company (“Company”). BACKGROUND A. Seller owns a 5.00% interest in the financial and governance rights of the Company (the “Membership Interest”), as set forth in the required records of the Company and subject to the Fifth Amended and Restated Member Control Agreement of the Company dated October 1, 2012 (the “Member Control Agreement”). B. On January 31, 2025, Seller completed a sale transaction of all or substantially all of its assets to Net-Zero Richardton, LLC, a Delaware limited liability company (the “Sale Transaction”). C. The parties hereto desire to enter into this Agreement pursuant to which Seller sells to the Company, and the Company purchases and redeems from Seller, the Membership Interest on the terms and conditions set forth in this Agreement and pursuant to Section 6.03 of the Member Control Agreement. D. Seller and the Company desire for the redemption of Seller’s Membership Interest to be deemed effective as of January 31, 2025. NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: SECTION I REDEMPTION AND CONVEYANCE OF THE MEMBERSHIP INTEREST 1.1 Redemption. Effective as of January 31, 2025, Seller hereby sells, transfers, assigns, and conveys to the Company, and the Company hereby purchases and redeems all of Seller’s right, title and interest in and to the Membership Interest, free and clear of any and all liens, encumbrances or claims of any kind whatsoever. 1.2 Purchase Price. [______________________________________________________] Such amount shall be paid by the Company promptly following the execution of this Agreement along w ith interest from February 1, 2025 to April 30, 2025 as provided in Section 6.03 of the Member Control Agreement. 1.3 Waiver of Any Applicable Provisions of the Member Control Agreement. Each of the Company and Seller hereby irrevocably and unconditionally waives applicability of any transfer Exhibit 99.1 ** Certain information in this exhibit has been redacted because it is not material and is of the type that the registrant treats as private or confidential.

2 restrictions contained in the Member Control Agreement with respect to the transactions contemplated by this Agreement. 1.4 Membership Interest Power; Effect. By executing this Agreement, Seller conveys, transfers, and assigns to the Company the Membership Interest and further does hereby irrevocably constitute and appoint any designee of the Company as attorney-in-fact to transfer said Membership Interest on the books of the Company, with full power of substitution in the premises. From and after January 31, 2025, Seller will have no financial or governance rights in the Company, including the right to distributions, except as set forth in Section 1.2. SECTION II REPRESENTATIONS AND WARRANTIES OF THE SELLER The Seller hereby represents and warrants to the Company as follows: 2.1 Organization. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of North Dakota, has the full power and authority to carry on its business as it is now being conducted and to own and operate its assets. 2.2 Title to the Membership Interest. Seller is the beneficial owner of the Membership Interest, free and clear of all liens, encumbrances and claims of every kind, and the delivery of the Membership Interest by Seller to the Company under this Agreement transfers to the Company valid title to the Membership Interest, free and clear of all liens, charges, encumbrances and claims of every kind. There are no actions, suits or proceedings against Seller affecting the title to the Membership Interest or the right of Seller to execute, deliver and perform this Agreement. 2.3 Authority Relative to this Agreement. Seller has full power and authority to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly authorized by all necessary action on the part of the Seller, and has been duly and validly executed and delivered by the Seller and no other corporate action is necessary. This Agreement is the valid and binding legal obligation of the Seller, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of applicability relating to or affecting creditors’ rights and general principles of equity. 2.4 No Conflict. The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated herein will not (a) conflict with, or result in any breach of any material terms, conditions or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any assets or property of Seller pursuant to any applicable law, administrative regulation or judgment, or any contract to which Seller is now a party or by which its properties, assets or rights may be bound or affected, (b) violate any provision of any law, rule or regulations of any administrative agency or governmental body, or any other decree of any court, arbitrator or governmental body, or (c) require any filing with, or license, permit, consent or other approval of, any other third party or governmental body. 2.5 All Interests. The Membership Interest constitutes all of the membership interest of the Company in which Seller holds or claims any interest, directly or indirectly, and the redemption of the Membership Interest contemplated by this Agreement constitutes a complete termination of Seller’s equity ownership and rights in the Company.

3 SECTION III REPRESENTATIONS AND WARRANTIES OF THE COMPANY The Company hereby represents and warrants to Seller as follows: 3.1 Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the full limited liability company power and authority to carry on its business as it is now being conducted and to own and operate its assets. 3.2 Authority Relative to this Agreement. The Company has full limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly authorized by all necessary action on the part of the Company, and has been duly and validly executed and delivered by the Company and no other corporate action is necessary. This Agreement is the valid and binding legal obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of applicability relating to or affecting creditors’ rights and general principles of equity. 3.3 No Conflict. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (a) conflict with, or result in any breach of any material terms, conditions or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any assets or property of the Company pursuant to any applicable law, administrative regulation or judgment, or any contract to which the Company is now a party or by which the Company’s properties, assets or rights may be bound or affected, (b) violate any provision of any law, rule or regulations of any administrative agency or governmental body, or any other decree of any court, arbitrator or governmental body, or (c) require any filing with, or license, permit, consent or other approval of, any other third party or governmental body. SECTION IV RELEASES 4.1 Release by Seller. Seller, for itself and its successors and assigns hereby releases and forever discharges the Company, its members, officers, directors, and affiliates, and their respective successors and assigns (collectively, the “Company Released Parties”) of and from any and all manner of actions, suits, claims, demands, damages, judgments, rights to indemnification or advances, distributions, sums of money, liabilities, debts, contracts, levies, and executions, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, fixed or contingent, direct or indirect, at law or in equity, that Seller ever had, has or ever can, shall or may have or claim to have against any one or more of the Company Released Parties for, upon, or by reason of any matter, circumstance, transaction, event, occurrence, fact or thing relating in any way to the operations of the Company or Seller’s ownership of the Membership Interest, excluding any claims arising under the performance of this Agreement. 4.2 Release by Company. Company, for itself and its successors and assigns, hereby releases and forever discharges the Seller, its members, officers, directors, and affiliates, and their respective successors and assigns (collectively, the “Seller Released Parties”) of and from any and all manner of actions, suits, claims, demands, damages, judgments, rights to indemnification or advances,

4 distributions, sums of money, liabilities, debts, contracts, levies, and executions, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, fixed or contingent, direct or indirect, at law or in equity, that Company has ever had, has or ever can, shall or may have or claim to have against any one or more of the Seller Released Parties for, upon, or by reason of any matter, circumstance, transaction, event, occurrence, fact or thing relating in any way to the operations of the Company, excluding any claims arising under the performance of this Agreement. SECTION V INDEMNIFICATION 5.1 Indemnification of the Company. Seller shall indemnify and hold harmless the Company, the Company’s members, officers, directors, and affiliates, and their respective successors and assigns (collectively, the “Company Indemnified Parties”) from and against any and all losses, damages, liabilities, costs, expenses, or other deficiencies, including without limitation, attorneys’ fees and costs (collectively, “Damages”), suffered or incurred by the Company Indemnified Parties by reason of (i) any breach by Seller of the representations and warranties set forth in Section II or (ii) a breach by Seller of any other covenant or agreement set forth in this Agreement. 5.2 Indemnification of Seller. Company shall indemnify and hold harmless Seller, the Seller’s members, officers, directors, and affiliates, and their respective successors and assigns (collectively, the “Seller Indemnified Parties”) from and against any and all Damages suffered or incurred by the Seller Indemnified Parties by reason of (i) any breach by Company of the representations and warranties set forth in Section III, (ii) the Company’s breach of any other covenant or agreement set forth in this Agreement, or (iii) the business, operations, and activities of the Company after the date hereof, excepting those Damages suffered or incurred by the Seller Indemnified Parties arising as a direct or indirect consequence of the actions or inaction of Seller. SECTION VI MISCELLANEOUS 6.1 Changes; Waivers. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, except by a statement in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. 6.2 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. 6.3 Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement. 6.4 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of the Membership Interest.

5 6.5 Headings. The headings and section titles of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. 6.6 Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to the principles thereof pertaining to conflicts of law. The parties hereby submit to the jurisdiction of any state or federal court sitting in the State of Minnesota in any action or proceeding arising out of this Agreement or any ancillary agreement executed in connection with this Agreement, and agree that all such claims shall be heard and determined exclusively in any such court. 6.7 Counterparts. This Agreement may be executed at different times and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 6.8 Non-Waiver. The failure of any party to this Agreement to enforce the provisions of this Agreement or the rights granted hereunder on any occasion shall not operate as a waiver of such provisions or rights for future occasions. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. 6.9 No Third Party Beneficiaries. This Agreement is not intended, and shall not be construed, to create any rights in any other person or entity other than the parties hereto, and their respective successors and permitted assignees and no other person or entity shall have any rights as a third party beneficiary hereunder. 6.10 Further Assurances. Each of the parties agree that, at the reasonable request of the other party, it shall take actions and furnish such additional documents and instruments as may be necessary or reasonably desirable to better effectuate the transactions contemplated by this Agreement. [signatures on following page]

6 IN WITNESS WHEREOF, this Agreement has been executed by the parties effective as of the date first written above. COMPANY: RENEWABLE PRODUCTS MARKETING GROUP, LLC By: __________________________________ Name: Doug Punke Its: CEO SELLER: RED TRAIL ENERGY, LLC By: __________________________________ Name: Jodi Johnson Its: CEO /s/ Jodi Johnson /s/ Doug E. Punke